UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2021

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-37931	83-2860149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 945-2898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GTYH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

(a) In connection with a change in transfer agent and registrar, GTY Technology Holdings Inc., a Massachusetts corporation (the “Company”), Continental Stock Transfer & Trust Company (“Continental”) and Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) entered into an Assignment and Acknowledgement (the “Assignment and Acknowledgement”) effective as of September 20, 2021 (the “Effective Date”) under which:

•	Continental assigned to Broadridge all of Continental’s rights, duties and obligations accruing on and after the Effective Date under the Warrant Agreement between the Company, as successor in interest to GTY Technology Holdings Inc., a Cayman Islands exempted company (“GTY Cayman”), and Continental effective as of October 26, 2016, as amended by the Assignment and Assumption Agreement among the Company, Continental and GTY Cayman entered into as of February 19, 2019 (as amended, the “Warrant Agreement”);

•	Broadridge accepted such assignment and agreed to assume all of Continental’s rights, duties and obligations under the Agreement accruing on or after the Effective Date; and

•	Continental acknowledged that (i) it no longer is the warrant agent under the Warrant Agreement (the “Warrant Agent”) or transfer agent and registrar for the Company and (ii) the Transfer Agency and Registrar Services Agreement dated as of October 26, 2016 between the Company and Continental terminated.

Effective immediately following the time at which the Assignment and Assumption was effective, the Company and Broadridge entered into an Amendment to Warrant Agreement (the “Amendment”) under which:

•	the Company appointed Broadridge as the Warrant Agent under the Warrant Agreement, Broadridge accepted such appointment, and certain conforming changes were made to reflect such appointment and related matters; and

•	a provision was inserted permitting either party to terminate the Warrant Agreement upon at least sixty (60) days prior written notice to the other party.

The foregoing descriptions of the Assignment and Acknowledgement and the Amendment are not complete descriptions thereof and are qualified in their entirety by referenced to the fully executed Assignment and Assumption attached hereto as Exhibit 4.1 and the fully executed Amendment attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Assignment and Acknowledgement among Continental, Broadridge and the Company dated as of September 20, 2021.
4.2	Amendment to Warrant Agreement between the Company and Broadridge dated as of September 20, 2021.
104	Cover Page Interactive Date File (the cover page XBRL tags are embedded in the inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Jon C. Bourne
Name: Jon C. Bourne
Title: Executive Vice President, General Counsel and Secretary

Dated: September 22, 2021

3